                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               IMPERIAL BANCORP
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

                                  May 4, 1999

                         AMENDMENT TO PROXY STATEMENT

  The Proxy Statement dated April 23, 1999, is amended to substitute the following in place of the Summary Compensation Table on Page 7.

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                             Other   Restricted  Number             All
      Name and                                               Annual    Stock    of Option  LTIP    Other
   Principal Position          Year Salary(1)   Bonus       Comp(3)    Awards   Shares(4) Payouts Comp(5)
   ------------------          ---- --------- ----------    -------- ---------- --------- ------- -------
George L. Graziadio, Jr.       1998 $500,000  $1,527,909(2) $190,927      0      135,000      0   $ 7,893
 Chairman of the Board         1997  435,000     767,442     270,614      0            0      0    13,012
 and Chief Executive Officer,  1996  375,000     482,812     352,568      0      411,642      0    12,218
 Imperial Bancorp
Norman P. Creighton            1998 $500,000  $1,449,704(2) $119,817      0       81,000      0   $12,893
 Vice Chairman of the          1997  435,000     700,900     217,167      0            0      0    17,762
 Board and Chief Executive     1996  375,000     482,812     177,874      0      411,642      0    16,968
 Officer, Imperial Bank
Daniel R. Mathis               1998 $325,000  $  419,187    $ 44,032      0       81,000      0   $ 7,893
 President,                    1997  275,000     443,100      69,117      0            0      0    13,012
 Imperial Bank                 1996  160,000     167,800      39,070      0      248,229      0    12,401
Harry W. Chenoweth             1998 $225,000  $  208,821    $ 45,394      0       16,200      0   $12,893
 Executive Vice President,     1997  185,000     229,700      63,223      0       62,366      0     1,480
 Imperial Bank
James R. Daley                 1998 $210,000  $  220,378    $ 31,229      0       16,200      0   $12,893
 Executive Vice President,     1997  170,000     201,400      38,544      0            0      0    17,762
 Imperial Bank                 1996  160,000     169,800      23,065      0       97,133      0    16,968

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(1) Compensation deferred at election of executive included in category and year earned.

(2) Includes $805,000 incentive payment from exercise by the Bank of a stock option from a customer transaction.

(3) Includes automobile allowance, additional life, GTL, legal services, employer contribution to deferred compensation and below market interest on loans.

(4) Adjusted to reflect 10% stock dividend in February 1997, 3 for 2 stock split in February 1998, and 8% stock dividend in February 1999.

(5) These amounts represent contributions to the Company's Profit Sharing Plan, 401K Plan and Employee Stock Ownership Plan.